                                                                EXHIBIT 23(a)


             CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


     As independent certified public accountants, we hereby consent to the incorporation by reference in this Form S-3 registration statement of our report dated January 13, 1997, incorporated by reference in Barnett Banks, Inc.'s Form 10-K for the year ended December 31, 1996, and to all references to our Firm included in this registration statement.



/s/ ARTHUR ANDERSEN LLP
   -----------------------------
Jacksonville, Florida
May 12, 1997